UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 06, 2022

GCP Applied Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2325 Lakeview Parkway, Alpharetta, Georgia 30009
(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 876-1400

 (Former Name or Former Address, if Changed Since Last Report)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the “Annual Meeting”) of GCP Applied Technologies Inc. (“GCP” or the “Company”) was held on May 3, 2022. There were 73,985,254 shares of common stock entitled to be voted as of the record date for the Annual Meeting, of which 68,908,919 shares or 93.14% were represented in person or by proxy at the Annual Meeting.

(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) Proposal One. Based on the final results of voting, the following directors were elected and the voting for each director was as follows:

	For	Against	Broker Non-Votes	Abstain
Simon M. Bates	64,335,214	487,537	4,070,056	16,112
Peter A. Feld	64,308,102	514,835	4,070,056	15,926
Janet P. Giesselman	63,737,890	1,085,001	4,070,056	15,972
Clay H. Kiefaber	64,134,499	688,074	4,070,056	16,290
Armand F. Lauzon	64,219,887	602,415	4,070,056	16,561
Marran H. Ogilvie	63,545,588	1,276,955	4,070,056	16,320
Andrew M. Ross	64,315,552	506,961	4,070,056	16,350
Linda J. Welty	63,788,954	1,034,342	4,070,056	15,567
Robert H. Yanker	62,158,915	2,663,295	4,070,056	16,653

(ii) Proposal Two. Based on the final results of voting, PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following vote:

For	Against	Abstain	Broker Non-Votes
68,715,409	180,998	12,512	0

(iii) Proposal Three. Based on the final results of voting, the compensation of GCP’s named executive officers was approved, on an advisory, non-binding basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
63,411,451	1,405,669	21,743	4,070,056

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

		By	/s/ Michael W. Valente
Michael V. Valente
Vice President, General Counsel and Secretary

Dated:	May 6, 2022